SECURITIES AND EXCHANGE COMMISSION



                               WASHINGTON, D.C.  20549



                                      FORM 8-K



                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) July 9, 1993



                             THE HERTZ CORPORATION
               (Exact Name of registrant as specified in its charter)


       Delaware                 1-7541        13-1938568
(State or other jurisdiction (Commission    (I.R.S. Employer
       of incorporation)      File Number)  Identification No.)



225 Brae Boulevard, Park Ridge, New Jersey            07656-0713
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code (201) 307-2000




                            Not Applicable
(Former name or former address, if changed since last report)




                                 Page 1 of 61 pages.
                          The Exhibit Index is on page  3 .


Item 5. Other Events.

An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 33-62902) filed by The Hertz Corporation ("Hertz"), with the Securities and Exchange Commission covering Debt Securities issuable under an Indenture dated as of July 1, 1993, between Hertz and Citibank, N.A. as Trustee (the "Junior Subordinated Indenture"). On July 9, 1993, Hertz offered for sale $150,000,000 aggregate principal amount of 6-5/8% Junior Subordinated Notes due July 15, 2000 and $250,000,000 aggregate principal amount of 7% Junior Subordinated Notes due July 15, 2003, to be issued under the Junior Subordinated Indenture. The exhibits filed herewith include the form of such Notes.

Pursuant to the merger of Park Ridge Corporation with and into Hertz effective July 19, 1993, Hertz amended and restated its Certificate of Incorporation and adopted new By-laws. These documents are filed herewith as exhibits.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

    3(i) Restated Certificate of Incorporation of Hertz filed with the Secretary of State of Delaware on July 19, 1993.

    3(ii) By-laws of Hertz adopted by its Board of Directors on July 19, 1993.

    4(a)    Form of 6-5/8% Junior Subordinated Notes due July 15,
            2000, issued by Hertz under the Junior Subordinated
            Indenture.

    4(b) Form of 7% Junior Subordinated Notes due July 15, 2003, issued by Hertz under the Junior Subordinated
            Indenture.

                            SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE HERTZ CORPORATION
                                        (Registrant)

                              By:  /s/Leo A. Massad, Jr.
                                        Leo A. Massad, Jr.
                                   Staff Vice President
                                        and Controller
                             (Principal Accounting Officer)

Date:  July 20, 1993
                                    Exhibit Index


Exhibit No.     Description
Page

     3(i)       Restated Certificate of Incorporation
                of Hertz filed with the Secretary of
                State of Delaware on July 19, 1993.
  4-20

     3(ii)      By-laws of Hertz adopted by its Board
                of Directors on July 19, 1993.
  21-49

     4(a)       Form of 6-5/8% Junior Subordinated
                Notes due July 15, 2000, issued by Hertz under the Junior Subordinated Indenture.
  50-55

     4(b)       Form of 7% Junior Subordinated Notes due
                July 15, 2003, issued by Hertz under the Junior Subordinated Indenture.
  56-61


                                             EXHIBIT 3(i)

                        RESTATED CERTIFICATE OF INCORPORATION

                                         OF

                                THE HERTZ CORPORATION


                  Under Section 245 of the General Corporation Law
                              of the State of Delaware


                This Restated Certificate of Incorporation of The Hertz Corporation restates and amends such corporation's amended Certificate of Incorporation, such corporation's original Certificate of Incorporation having been filed with the Secretary of State of the State of Delaware on April 19, 1967 under the name New Aitch, Inc., and was duly adopted in the manner and by the vote prescribed by Section 242, in accordance with the provisions of Section 245, of the General Corporation Law of the State of Delaware.
                FIRST: The name of the corporation (hereinafter called the "Corporation") is:
                               The Hertz Corporation.
                SECOND: The address of the registered office of the
Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle.
The name of the registered agent of the Corporation at such address is The Corporation Trust Company.
                THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.
                FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 5,501,800 shares, consisting of 4,500,000 shares of 10%
Cumulative Series A Preferred Stock, par value $100 per share ("Series A Preferred Stock"), 1,000,000 shares of Variable Rate Cumulative Series B Preferred Stock, par value $100 per share ("Series B Preferred Stock", and together with the Series A Preferred Stock, "Preferred Stock"). 200 shares of Class A
Common Stock, par value $1.00 per share ("Class A Stock"), 800 shares of Class B Common Stock, par value $1.00 per share ("Class
B Stock") and 800 shares of Class C Common Stock, par value $1.00 per share ("Class C Stock", and together with the Class A Stock and Class B Stock, "Common Stock").

                                   PREFERRED STOCK
                Section 1.1. Voting Rights. (a) The holders of shares of Preferred Stock shall not have any voting powers either general or special, except as required by law or as provided in this Article FOURTH.
                (b) If an Event of Default (as defined below) shall have occurred and be continuing, the number of directors constituting the Board of Directors shall, without further action, be increased by two and the holders of shares of Series A Preferred Stock, voting separately as a class, shall be entitled to elect such additional directors (the "Series A Directors") at a special meeting of such holders called by the Secretary of the Corporation in accordance with a written request of the holders of at least 10% of the outstanding shares of Series A Preferred Stock. Except as set forth in this Section 1.1(b), each of the Series A Directors shall hold office until his successor shall be duly elected by the holders of shares of Series A Preferred Stock, voting separately as a class, at any annual or other meeting of stockholders of the Corporation held to elect directors. The right of the holders of the shares of Series A Preferred Stock to elect the Series A Directors shall continue until no Event of Default shall be continuing, whether as a result of such Event of Default being cured or otherwise, whereupon the holders of shares of Series A Preferred Stock shall be divested of such right, subject to such right vesting again upon the reoccurrence of any Event of Default. Upon such divestment, the terms of office of the Series A Directors shall terminate and the number of the directors of the Corporation shall be reduced correspondingly. Any Series A Director may be removed, with or without cause, by the holders of Series A Preferred Stock or, with cause, by the Board of Directors. Any vacancy among the Series A Directors may be filled solely by the holders of shares of Series A Preferred Stock, voting separately as a class. For the purposes of this Certificate of Incorporation, "Event of Default" shall mean failure to pay the full Redemption Price upon redemption of Preferred Stock pursuant to Section 1.4 and "Redemption Price" shall mean an amount per share equal to the par value thereof plus accrued and unpaid dividends thereon.
                (c) If a Consolidation Event (as defined below) shall have occurred and be continuing, the number of directors constituting the Board of Directors shall, without further action, be increased by the smallest number of directors which when added to the number of directors entitled to be elected by the Class C Stock shall constitute at least 80% of the total number of directors then comprising the Board of Directors, after giving effect to such increase, and the holders of shares of Series B Preferred Stock, voting separately as a class, shall be entitled to elect such additional directors (the "Series B Directors") by written consent delivered to the Secretary of the Corporation. Except as set forth in this Section 1.1(c), each of the Series B Directors shall hold office until his successor shall be duly elected by the holders of shares of Series B Preferred Stock, voting separately as a class, at any annual or other meeting of stockholders of the Corporation held to elect directors. The right of the holders of the shares of Series B Preferred Stock to elect the Series B Directors shall continue until the Consolidation Event is cured, whereupon the holders of shares of Series B Preferred Stock shall be divested of such right, subject to such right vesting again upon the reoccurrence of a Consolidation Event. Upon such divestment, the terms of office of the Series B Directors shall terminate and the number of the directors of the Corporation shall be reduced correspondingly. Any Series B Director may be removed, with or without cause, by the holders of Series B Preferred Stock or, with cause, by the Board of Directors. Any vacancy among the Series B Directors may be filled solely by the holders of shares of Series B Preferred Stock, voting separately as a class. For the purposes of this Section 1.1(c), a "Consolidation Event" shall occur if (i) the Corporation shall experience a net operating loss for Federal income tax purposes for any taxable year, (ii) the Corporation shall forecast in good faith that for the immediately following taxable year it also expects to have significant and continuing net operating losses for Federal income tax purposes and (iii) Ford Motor Company, a Delaware corporation ("Ford"), as holder of all the shares of the Series B Preferred Stock, shall certify in a writing delivered to the Secretary of the Corporation that (A) Ford intends to exercise the rights granted to it as holder of the shares of Series B Preferred Stock pursuant to this Section 1.1(c) (and any Series B Directors named in such certificate shall thereby be deemed elected to the Board of Directors of the Corporation), (B) Ford will thereafter be legally entitled to file a Federal consolidated income tax return that includes the Corporation for the taxable year next following the Corporation's net operating loss referred to in clause (i) above and (C) Ford and the Corporation have entered into a tax sharing agreement which satisfies the provisions of Paragraph 2.1(c) of the Stockholders Agreement dated as of July 7, 1993, among the Corporation, Park Ridge Corporation and the stockholders of the Corporation ("Stockholders Agreement"). For the purposes of this Section 1.1(c), a Consolidation Event shall be deemed cured and no longer continuing if (x) the Corporation shall realize gross income in excess of deductions for Federal income tax purposes for any taxable year, (y) the Corporation shall forecast in good faith during the immediately following taxable year that it also expects to have gross income in excess of deductions for Federal income tax purposes and (z) the Board of Directors of the Corporation shall by resolution declare the Consolidation Event to be cured.
                Section 1.2. Dividends. (a) The holders of shares of Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of any funds legally available for the payment of dividends, cumulative cash dividends per share of Series A Preferred Stock which shall accrue from the date on which the merger of Park Ridge Corporation into the Corporation (The "Park Ridge Merger") became effective, with respect to the par value thereof through and including December 31, 1998, at the rate of 10% per annum and for each calendar year thereafter at the Adjusted Rate for such calendar year. Each share of Series A Preferred Stock issued pursuant to the Park Ridge Merger shall, upon issuance, be entitled to receive, when and as declared by the Board of Directors out of funds legally available for the payment of dividends, cumulative cash dividends equal to the amount of cash dividends accrued but not declared and paid on a share of 10% Cumulative Series A Preferred Stock, par value $100 per share, of Park Ridge Corporation at the time of the Park Ridge Merger.
                (b) The holders of shares of Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of any funds legally available for the payment of dividends, cumulative cash dividends per share of Series B Preferred Stock which shall accrue from the date on which the Park Ridge Merger became effective, with respect to the par value thereof during each year listed below at the annual rate specified for such year under the column entitled "Variable Rate" and for each calendar year thereafter at the Adjusted Rate for such calendar year:

                   Calendar                         Variable
                     Year                             Rate

                     1993                             4.66%
                     1994                             4.05
                     1995                             3.39
                     1996                             2.68
                     1997                             1.89
                     1998                             1.01


Each share of Series B Preferred Stock issued pursuant to the Park Ridge Merger shall, upon issuance, be entitled to receive, when and as declared by the Board of Directors out of funds legally available for the payment of dividends, cumulative cash dividends equal to the amount of cash dividends accrued but not declared and paid on a share of Variable Rate Cumulative Series B Preferred Stock, par value $100 per share, of Park Ridge Corporation at the time of the Park Ridge Merger.
                   (c) The cumulative cash dividends for any share of Preferred Stock which remain unpaid at the end of any calendar year shall accrue additional cumulative cash dividends for each subsequent calendar year at the rate established for the accrual of dividends on such share of Preferred Stock during such subsequent year pursuant to Sections 1.2(a) or 1.2(b) above.
Except as set forth in this Section 1.2, no other dividends shall accrue, cumulate, be declared or paid with respect to shares of Preferred Stock. For the purposes of this Section 1.2, "Adjusted Rate" for any calendar year shall mean an annual dividend rate equal to 105% of the current dividend rate at January 1 of such year for comparable securities, as determined by an investment banking firm approved by the holders of a majority of the outstanding Class A Stock, voting separately as a class, and by the holders of a majority of the outstanding Preferred Stock, voting together as a single class (with each such share of Preferred Stock entitled to one vote). All dividends provided for by this Section 1.2 shall accrue based on the actual number of days in a year of 365 or 366 days, as the case may be.
                   Section 1.3. Rights Upon Liquidation. In the event of dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Preferred Stock shall be entitled to receive the Redemption Price for each such share before any dividend or distribution shall be made to the holders of the Common Stock of the Corporation. If the assets of the Corporation distributable to the stockholders on liquidation, dissolution or winding up shall be insufficient to pay the aggregate amount to be paid to the holders of the shares of Preferred Stock, such assets shall be distributed to the holders of the shares of Preferred Stock ratably, without preference or priority, in proportion to the amounts which would otherwise be paid to each such holder under this Section 1.3.
                   Section 1.4.  Optional Redemption.  The
Preferred
Stock is redeemable at the option of the Corporation, in whole at any time, or in part from time to time, on not less than 10 days' notice, at an amount per share equal to the Redemption Price. On and after the later of the redemption date established pursuant to the notice set forth above and the date on which funds are made available for such redemption, dividends will cease to accumulate on shares of Preferred Stock called for redemption.
The Board of Directors may cause the transfer books of the Corporation to be closed as to the shares of Preferred Stock to be redeemed and such shares shall be canceled and not reissued and the authorized capital correspondingly reduced.

                                    COMMON STOCK
                   Section 2.1. Voting. (a) Except as provided by law or as otherwise set forth in this Certificate of Incorporation, the holders of shares of Common Stock shall be entitled to vote in all matters at all meetings of the stockholders of the Corporation, shall be entitled to one vote for each share of Common Stock so held and shall vote together and not as separate classes.
                   (b)  Until the total number of outstanding
shares
of Class C Stock shall first fall below 40, the holders of shares of Class C Stock, voting separately as a class, shall be entitled to elect that number of directors of the Corporation (the "Class
C Directors") equal to the greater of (i) three and (ii) the smallest number of directors of the Corporation which shall represent at least 40% of its Board of Directors as then constituted, and the holders of shares of Class C Stock shall, for each such share, be entitled at every meeting of the stockholders of the Corporation to that number of votes, which may be or include a fraction of a vote, equal to the greater of
(x) one and (y) the quotient derived by dividing the total number of outstanding shares of Class C Stock into a number equal to two-thirds of the aggregate number of votes which could be cast by the holders of all of the outstanding shares of Common Stock other than Class C Stock if they were present at such meeting.
Any Class C Directors may be removed, with or without cause, by the holders of Class C Stock or, with cause, by the Board of Directors. Any vacancy among the Class C Directors may be filled solely by the holders of shares of Class C Stock, voting separately as a class. From and after the time when the total number of outstanding shares of Class C Stock shall first fall below 40, the holders of the shares of Class C Stock shall be entitled only to one vote per share and shall have no right to vote separately as a class for directors of the Corporation.
                   Section 2.2.  Dividends.  (a)  Subject to
Section 2.2(c) below, the holders of shares of Class A Stock shall be entitled to receive, when and as declared by the Board of Directors out of any funds legally available for the payment of dividends, cumulative cash dividends per share of Class A
Stock which shall accrue from December 31, 1987, at the rate of 9.85% per annum on the amount of $100,000 per share. Subject to
Section 2.2(c) below, each share of Class A Stock issued pursuant to the Park Ridge Merger shall, upon issuance, be entitled to receive, when and as declared by the Board of Directors out of funds legally available for the payment of dividends, cumulative cash dividends equal to the amount of cash dividends accrued but not declared and paid on a share of Class A Common Stock, par value $1.00 per share, of Park Ridge Corporation at the time of the Park Ridge Merger. The cumulative dividends for any share of Class A Stock which remain unpaid at the end of any calendar year shall accrue additional cumulative cash dividends for each subsequent year at the rate of 9.85% per annum. All dividends shall accrue on a daily basis based on the actual number of days in a year of 365 or 366 days, as the case may be.
                   (b) Subject to Section 2.2(c) below, holders of Common Stock shall be entitled to receive dividends (other than dividends declared with respect to Class A Stock above) as may be declared from time to time by the Board of Directors in its discretion from assets legally available for the payment of dividends, provided that 80% of such dividends are to be distributed to the holders of Class B Stock and Class C Stock, considered as a single class, and 20% of such dividends are to be distributed to the holders of Class A Stock, as a class, unless the aggregate amount of such dividends declared during any fiscal year of the Corporation exceeds 50% of the net profits of the Corporation for such fiscal year, in which case such excess dividends ("Special Dividends") shall be distributed to the holders of shares of Common Stock in the priority set forth in
Section 2.3 below giving effect to all prior Special Dividends.
No dividends shall be declared or paid on the Class B Stock or Class C Stock except as provided for in this Section 2.2(b).
                   (c) No cash dividends shall be declared or paid on the Common Stock while any shares of Preferred Stock remain outstanding.
                   Section 2.3. Rights Upon Liquidation. In the event of the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, after distribution to the holders of all shares of Preferred Stock of the full preferential amounts to which the holders of Preferred Stock are entitled, the holders of Common Stock shall be entitled to share in the distribution of the assets of the Corporation or the proceeds thereof in the following priority of distribution giving effect to distributions of Special Dividends as distributions having been made under this Section 2.3:
          (i) first, the holders of shares of Class B Stock and Class C Stock shall be entitled to be paid in cash a liquidation value of $100,000 for each such share;
         (ii) second, the holders of Class A Stock shall be entitled to be paid a liquidation value of $100,000 per share of Class A Stock plus accrued and unpaid dividends to the date of payment;
        (iii) third, the holders of Class B Stock and Class C Stock, considered as a single class, and the holders of Class A Stock, as a class, shall each, to the extent of the next $300 million of assets and proceeds, be entitled to receive 50% of the distributions of assets and proceeds (up to $150 million for each of such two classes); and
         (iv) fourth, the holders of shares of Common Stock shall be entitled to all remaining assets and proceeds pro rata in accordance with the number of such shares so held.
Assets and proceeds of the Corporation distributable to the holders of Class B Stock and Class C Stock, considered as a single class, and assets and proceeds of the Corporation distributable to the holders of the Class A Stock, as a class, shall, in each such case, be distributed to such holders ratably, without preference or priority, in proportion to the number of shares which are part of such class held by such holder.
                   Section 2.4. Convertibility of Class C Stock. Any holder of shares of Class C Stock shall be entitled at any time and from time to time to convert any and all of such shares held by him into the same number of shares of Class B Stock by surrendering certificates representing the shares to be converted at the office of the Secretary of the Corporation together with proper instruments of transfer to the Corporation or in blank, stock transfer tax stamps as may be required, if any, and a notice signed by such holder setting forth the number of such shares that such holder elects to convert and the name or names in which the certificate or certificates for shares of Class B Stock are to be issued. The Corporation shall, as soon as practicable after such surrender of certificates representing shares of Class C Stock together with funds necessary to reimburse the Corporation for transfer taxes, if any, issue and deliver at its expense to the person for whose account such certificates were surrendered certificates for the number of shares of Class B Stock to which such person shall be entitled. Any such conversion shall be deemed to have been made as of the date such surrender of certificates for shares of Class
C Stock to be converted was duly made. The Corporation shall not reissue or resell any shares of Class C Stock which shall have been so converted into shares of Class B Stock.
          FIFTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders, it is further provided that:
          (i) subject to the provisions of this Certificate of Incorporation, the number of directors of the Corporation shall be fixed by, or in the manner provided in, the By-laws of the Corporation;
         (ii) in furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized and empowered to adopt, alter, amend or repeal the By-laws of the Corporation, subject to any limitation of such authority and power expressly set forth herein or in such By-laws; and
        (iii) unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.
        SIXTH: The Corporation reserves the right at any time, and from time to time, to alter, amend or repeal any provision contained in this Certificate of Incorporation; and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law and this Certificate of Incorporation; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended (other than by and pursuant to the last sentence of Article SEVENTH of this Certificate of Incorporation) are granted subject to the right reserved in this Article SIXTH.
        SEVENTH: To the fullest extent permitted by the General Corporation Law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to or repeal of this Article SEVENTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

                   IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been signed in the name and on behalf of the Corporation, and attested to, by the duly elected officers of the Corporation as indicated below this 19th day of July, 1993.

                                  ___________________________


Attest:


_________________________

            Secretary

                                               EXHIBIT 3(ii)

                                       BY-LAWS
                                         OF
                                THE HERTZ CORPORATION
                              (a Delaware corporation)


                                      ARTICLE I

                                       Offices

                   SECTION 1.01.  Registered Office.  The
registered
office of the Corporation in the State of Delaware shall be at 1209 Orange Street, City of Wilmington, County of New Castle.
The name of the registered agent in charge thereof is The Corporation Trust Company.
                   SECTION 1.02. Other Offices. The Corporation may also have offices at other places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

                                     ARTICLE II

                              Meetings of Stockholders

                   SECTION 2.01.  Annual Meetings.  The annual
meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such place (within or without the State of Delaware), date and hour as shall be designated in the notice thereof.
                   SECTION 2.02.  Special Meetings.  Special
meetings
of the stockholders for any purpose or purposes may be called by the Board, the Executive Committee, the Chairman of the Board, or if that office be vacant, the President, if elected, or by a stockholder or stockholders holding of record at least 25% of all shares of the Corporation entitled to vote thereat to be held at such place (within or without the State of Delaware), date and hour as shall be designated in the notice thereof.
                   SECTION 2.03. Notice of Meetings. Except as otherwise expressly required by law, notice of each meeting of the stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting by mailing such notice, postage prepaid, directed to each stockholder at the address thereof as it appears on the records of the Corporation. Every such notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as provided in the immediately succeeding sentence or as otherwise required by law, notice of any adjourned meeting of the stockholders need not be given if the time and place thereof are announced at the meeting theretofore adjourned. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder entitled to vote at such adjourned meeting. A written waiver of notice signed by a stockholder entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a stockholder in person or by proxy at a stockholders' meeting shall constitute a waiver of notice to such stockholder of such meeting, except when such stockholder attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.
                   SECTION 2.04. List of Stockholders. It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger to prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting either at a place specified in the notice of the meeting within the city where the meeting is to be held, or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.
                   SECTION 2.05. Quorum. At each meeting of the stockholders, except as otherwise expressly required by law, stockholders holding a majority of the shares of stock of the Corporation issued and outstanding, and entitled to be voted at the meeting, shall be present in person or by proxy to constitute a quorum for the transaction of business. In the absence of a quorum at any such meeting or any adjournment or adjournments thereof, a majority in voting interest of those present in person or by proxy and entitled to vote thereat, or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time until stockholders holding the amount of stock requisite for a quorum shall be present in person or by proxy. At any such adjourned meeting at which a quorum may be present, any business may be transacted that might have been transacted at the meeting as originally called.
                   SECTION 2.06. Organization. At each meeting of the stockholders, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:
                   (a) the Chairman of the Board;
                   (b) the President, if elected;
                   (c) any other officer of the Corporation designated by the Board or the Executive Committee to act as chairman of such meeting and to preside thereat if the Chairman of the Board and the President, if elected, shall be absent from such meeting; or
                   (d) a stockholder of record of the Corporation who
     shall be chosen chairman of such meeting by a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat.
The Secretary or, if he or she shall be presiding over the meeting in accordance with the provisions of this Section or if he or she shall be absent from such meeting, the person (who shall be an Assistant Secretary if an Assistant Secretary shall be present thereat) whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.
                   SECTION 2.07. Order of Business. The order of business at each meeting of the stockholders shall be determined by the chairman of such meeting, but such order of business may be changed by a majority in voting interest of those present in person or by proxy at such meeting and entitled to vote thereat.
                   SECTION 2.08. Voting. Each holder of voting stock of the Corporation shall, at each meeting of the stockholders, be entitled to one vote in person or by proxy for each share of stock of the Corporation held by the holder and registered in the holder's name on the books of the Corporation
                   (a) on the date fixed pursuant to the provisions of Section 8.04 of Article VIII of these By-laws as the record date for the determination of stockholders who shall be entitled to receive notice of and to vote at such meeting, or
                   (b) if no record date shall have been so fixed, then at the close of business on the day next preceding the day on which notice of the meeting shall be given or, if notice shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held.
Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Any vote of stock of the Corporation may be given at any meeting of the stockholders by the stockholders entitled thereto in person or by proxy appointed by an instrument in writing delivered to the Secretary or an Assistant Secretary of the Corporation or the secretary of the meeting. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless the stockholder shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At all meetings of the stockholders, all matters, except as otherwise required by law or in these By-laws, shall be decided by the vote of a majority of the votes cast by stockholders present in person or by proxy and entitled to vote thereat, a quorum being present. Except as otherwise required by law, the vote at any meeting of the stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by the stockholder's proxy, if there be such proxy, and shall state the number of shares voted.
                   SECTION 2.09. Action by Written Consent. Any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Secretary or Assistant Secretary shall file such consent or consents with the minutes of stockholders' meetings and shall give prompt notice (in the manner provided in Section 2.03 of this Article II) of the taking of any action without a meeting by less than unanimous written consent to those stockholders who have not consented in writing.
If no record date for determining the shareholders entitled to express consent to corporate action without a meeting is fixed by the Board, the record date therefor shall be the day on which the first written consent is received.

                                     ARTICLE III

                                 Board of Directors

                   SECTION 3.01. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation directed or required to be exercised or done by the stockholders.
                   SECTION 3.02. Number and Term of Office. The number of directors which shall constitute the whole Board shall be fixed from time to time by a vote of a majority of the whole Board. The term "whole Board" is used herein to refer to the number of directors from time to time authorized to be on the Board of Directors regardless of the number of directors then in office. Directors need not be stockholders or citizens or residents of the United States of America. Each of the directors of the Corporation shall hold office until the annual meeting of the stockholders held next after his or her election at which his or her term expires and until his or her successor is elected and qualified or until his or her earlier death or until his or her earlier resignation or removal in the manner hereinafter provided.
                   SECTION 3.03. Election. At each meeting of the stockholders for the election of directors at which a quorum is present, the persons receiving the greatest number of votes, up to the number of directors to be elected, shall be the directors.
                   SECTION 3.04.  Resignation, Removal and
Vacancies.
Any director may resign at any time by giving written notice of his or her resignation to the Chairman of the Board or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time when it shall become effective shall not be specified therein, then it shall take effect when accepted by action of the Board. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective. A director may be removed, either with or without cause, at any time by a vote of a majority in voting interest of the stockholders. Any vacancy occurring on the Board for any reason may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director. The director elected to fill such vacancy shall hold office for the unexpired term in respect of which such vacancy occurred.
                   SECTION 3.05. Meetings. (a) Annual Meetings. As soon as practicable after each annual election of directors, the Board shall meet for the purpose of organization and the transaction of other business.
                   (b) Regular Meetings. Regular meetings of the Board shall be held at such times and places as the Board shall from time to time determine.
                   (c) Special Meetings. Special meetings of the Board shall be held whenever called by the Chairman of the Board, the President, if elected, or a majority of the directors then in office. Any and all business may be transacted at a special meeting that may be transacted at a regular meeting of the Board.
                   (d) Place of Meeting. The Board may hold its meetings at such place or places within or without the State of Delaware as the Board may from time to time by resolution determine or as shall be designated in the respective notices or waivers of notice thereof.
                   (e)  Notice of Meetings.  Notices of regular
meetings of the Board or of any adjourned meeting need not be given. Notices of special meetings of the Board, or of any meeting of any committee of the Board that has not been fixed in advance as to time and place by such committee, shall be mailed by the Secretary or an Assistant Secretary to each director or member of such committee, addressed to him or her at his or her residence or usual place of business, at least two days before the day on which such meeting is to be held, or shall be sent to him by telegraph, telecopy or other form of recorded communication or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held. Such notice shall include the time and place of such meeting. Notice of any such meeting need not be given to any director or member of any committee, however, if waived by him or her in writing or by telegraph, telecopy or other form of recorded communication, whether before or after such meeting shall be held, or if he or she shall be present at such meeting.
                   (f)  Quorum and Manner of Acting.  Except as
otherwise required by law, the Certificate of Incorporation or these By-laws, at least one-half of the total number of directors shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting. In each case the vote of a majority of those directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or any act of the Board, except as otherwise required by law or these By-laws. In the absence of a quorum for any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present thereat.
                   (g) Action by Communications Equipment. The directors, or the members of any committee of the Board, may participate in a meeting of the Board, or of such committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.
                   (h) Action by Consent. Any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing and such writing is filed with the minutes of the proceedings of the Board or such committee.
                   (i) Organization. At each such meeting of the Board, either the Chairman of the Board or, if the Chairman of the Board shall be absent from such meeting, a director chosen by a majority of the directors present thereat shall act as chairman of the meeting and preside thereat. The Secretary or, in case of his or her absence, any person (who shall be an Assistant Secretary, if an Assistant Secretary shall be present thereat) whom the chairman shall appoint, shall act as secretary of such meeting and keep the minutes thereof.
                   SECTION 3.06.  Compensation.  Directors, as
such,
shall not receive any stated salary for their services, but by resolution of the Board may receive a fixed sum and expenses incurred in performing the functions of director and member of any committee of the Board. Nothing herein contained shall be construed so as to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                                     ARTICLE IV

                                     Committees

                   SECTION 4.01.  Executive Committee.  (a)
Designa-
tion and Membership. The Board may, by resolution passed by a majority of the whole Board, designate an Executive Committee consisting of the Chairman of the Board and such number of other directors, not less than two, as the Board shall appoint.
Vacancies occurring on the Executive Committee for any reason may be filled by the Board at any time. Any member of the Executive Committee shall be subject to removal, with or without cause, at any time by the Board or by a majority in voting interest of the stockholders.
                   (b)  Functions and Powers.  The Executive
Committee, subject to any limitations prescribed by the Board, shall possess and may exercise, during the intervals between meetings of the Board, all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; provided, however, that the Executive Committee shall not have such power or authority in reference to amending the Certificate of Incorporation of the Corporation (except that the Executive Committee may, to the extent authorized in resolutions providing for the issuance of shares of stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation under Section 251 or 252 of the General Corporation Law of the State of Delaware, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, filling vacancies on the Board, changing the membership or filling vacancies on the Executive Committee or amending these By-laws. The Executive Committee shall not have the power and authority to declare dividends, to authorize the issuance of stock of the Corporation or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of the State of Delaware unless such power and authority shall be expressly delegated to it by a resolution passed by a majority of the whole Board. At each meeting of the Board, the Executive Committee shall make a report of all action taken by it since its last report to the Board.
                   (c) Meetings, Quorum and Manner of Acting. The Executive Committee shall meet annually immediately after the annual meeting of the Board if necessary to elect officers not elected by the Board and shall meet at such other times and as often as may be deemed necessary and expedient and at such places as shall be determined by the Executive Committee. A majority of the Executive Committee shall constitute a quorum, and the vote of a majority of those members of the Executive Committee present at any meeting thereof at which a quorum is present shall be necessary for the passage of any resolution or act of the Executive Committee. The Board may designate a chairman for the Executive Committee, who shall preside at meetings thereof, and a vice chairman, who shall preside at such meetings in the absence of the chairman.
                   SECTION 4.02. Other Committees. The Board may, by resolution passed by a majority of the whole Board, designate committees of the Board, each such committee to consist of two or more directors and to have such duties and functions as shall be provided in such resolution. The Board shall have the power to change the members of any such committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time.

                                      ARTICLE V

                                      Officers

                   SECTION 5.01. Officers. The officers of the Corporation shall be a Chairman (who shall be a director), one or more Vice Presidents, a Secretary, and a Treasurer. The Chairman shall be elected by the Board, so far as practicable at its annual meeting, and all other officers may be elected by the Board or Executive Committee. The Board or Executive Committee may also elect a President, a Controller, and one or more
Assistant Secretaries, Assistant Treasurers, and such other officers and agents as from time to time may appear to be necessary or advisable in the conduct of the affairs of the Corporation. Any number of offices may be held by the same person. Each such officer shall have such authority and shall perform such duties as may be provided herein or as the Board or Executive Committee may prescribe.
                   SECTION 5.02.  Term of Office.  So far as
practicable, each elected officer shall be elected at the annual meeting of the Board or Executive Committee, and shall hold office until the next annual meeting of the Board or the Executive Committee, as the case may be, and until his or her successor is elected or until his or her earlier death, resignation or removal in the manner hereinafter provided. If additional officers are elected during the year, each of them shall hold office until the next annual meeting of the Board or Executive Committee at which officers are regularly elected and until his or her successor is elected or until his or her earlier death or until his or her earlier resignation or removal in the manner hereinafter provided.
                   SECTION 5.03.  Resignation, Removal and
Vacancies.
Any officer may resign at any time by giving written notice to the Chairman of the Board or the Secretary, and such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, then it shall take effect when accepted by action of the Board or Executive Committee. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective. All officers elected by the Board or Executive Committee shall be subject to removal at any time by the Board or the Executive Committee, as the case may be, with or without cause. A vacancy in any office may be filled for the unexpired portion of the term in the same manner as provided for election to such office.
                   SECTION 5.04. Chairman of the Board. The Board shall elect a Chairman of the Board, who may, but need not, be designated Chief Executive Officer or Chief Operating Officer of the Corporation, or both. The Chairman of the Board shall preside at all meetings of stockholders and of the Board at which he or she may be present, and shall have such other powers and duties as may from time to time be prescribed by the Board or the Executive Committee.
                   SECTION 5.05.  President.  The President, if
elected, shall share with the Chairman of the Board in the general management of the business and affairs of the Corporation and direction of all other officers of the Corporation. In the event of the absence, disability or vacancy in the office of the Chairman of the Board, the President shall act in his or her place with authority to exercise all his or her powers and perform his or her duties.
                   SECTION 5.06.  Chief Executive Officer.  The
Board
shall designate either the Chairman of the Board or the President as the Chief Executive Officer of the Corporation. As Chief Executive Officer, such officer shall be the direct representative of the Board, and, subject to the Board, shall have the final control of the affairs and policies of the Corporation. He or she shall perform such duties and exercise such powers usually and customarily performed by the Chief Executive Officer of a corporation. He or she shall be arbiter of all differences between officers of the Corporation, and his or her decision shall be final and binding, subject only to review by the Board.
                   SECTION 5.07.  Chief Operating Officer.  The
Board
shall designate either the Chairman of the Board or the President as the Chief Operating Officer of the Corporation. Subject to the authority of the Chief Executive Officer of the Corporation, he or she shall have general and active control of the business of the Corporation.
                   SECTION 5.08.  Vice Presidents.  The several
Vice
Presidents shall perform all such duties and services as shall be assigned to or required of them, from time to time, by the Board, the Executive Committee or the Chief Executive Officer. In the event of the absence or disability of both the Chairman of the Board and the President, the Chief Executive Officer may designate one of the several Vice Presidents to act in his or her place with authority to exercise all of his or her powers and perform his or her duties, provided that the Board or Executive Committee may change such designation, or if the Chief Executive Officer fails or is unable to make such designation, the Board or Executive Committee may make such designation at a regular or special meeting called for that purpose.
                   SECTION 5.09. Secretary. The Secretary shall attend to the giving of notice of all meetings of stockholders and of the Board and shall keep and attest true records of all proceedings thereat. He or she shall have charge of the corporate seal and have authority to attest any and all instruments or writing to which the same may be affixed. He or she shall keep and account for all books, documents, papers and records of the Corporation, except those which are hereinafter directed to be in charge of the Treasurer. He or she shall have authority to sign stock certificates and shall generally perform all the duties usually appertaining to the office of secretary of a corporation. In the absence of the Secretary, an Assistant Secretary or Secretary pro tempore shall perform his or her duties.
                   SECTION 5.10. Treasurer. The Treasurer shall be responsible for the collection, receipt, care, custody and disbursement of the funds of the Corporation, and shall deposit or cause to be deposited all funds of the Corporation in and with such depositories as the Board or the Executive Committee shall, from time to time, direct. He or she shall have the care and custody of all securities owned by the Corporation and shall deposit such securities with such banks or in such safe deposit vaults, and under such controls, as the Board or the Executive Committee shall, from time to time, direct. He or she shall disburse funds of the Corporation on the basis of vouchers properly approved for payment. He or she shall be responsible for the maintenance of detailed records thereof as may be required. He or she shall have the power to sign stock certificates; and to endorse for deposit or collection, or otherwise, all checks, drafts, notes, bills of exchange or other commercial paper payable to the Corporation, and to give proper receipts or discharges therefor. He or she shall have such other duties as are commonly incidental to the office of Treasurer or as may be prescribed by the Board, the Executive Committee, the Chief Executive Officer, or a Vice President designated by the Chief Executive Officer. In the absence of the Treasurer, an Assistant Treasurer shall perform his or her duties.
                   SECTION 5.11. Controller. The Controller or Controllers, if elected, shall perform such duties as the Board, the Executive Committee or the Chairman of the Board may from time to time assign, and shall, upon assignment by the Chairman, keep or cause to be kept the books of account of the Corporation and prepare and submit to the Board, the Executive Committee or the Chairman, whenever requested, reports of the financial condition or operating results of the Corporation.
                   SECTION 5.12. Additional Powers and Duties. In addition to the foregoing especially enumerated duties and powers, the several officers of the Corporation shall perform such other duties and exercise such further powers as may be provided in these By-laws or as the Board may, from time to time, determine, or as may be assigned to them by any competent superior officer.
                   SECTION 5.13. Compensation. The compensation of the Chairman and the President shall be fixed, from time to time, by the Board. The compensation of all other officers of the Corporation shall be fixed by the Chief Executive Officer, subject to review at the discretion of the Board.


                                     ARTICLE VI

                             Contracts, Checks, Drafts,
                            Bank Accounts, Proxies, Etc.

                   SECTION 6.01.  Execution of Documents.  The
Chief
Executive Officer or any other officer, employee or agent of the Corporation designated by the Board or the Executive Committee, or designated in accordance with corporate policy as approved by the Board, shall have power to execute and deliver deeds, leases, contracts, mortgages, bonds, debentures, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation, and such power may be delegated (including power to redelegate) by written instrument to other officers, employees or agents of the Corporation.
                   SECTION 6.02.  Deposit.  All funds of the
Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise in accordance with corporate policy as approved by the Board.
                   SECTION 6.03. Proxies in Respect of Stock or Other Securities of Other Corporations. The Chief Executive Officer or any other officer of the Corporation designated by the Board shall have the authority (a) to appoint from time to time an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation, (b) to vote or consent in respect of such stock or securities and (c) to execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, such written proxies, powers of attorney or other instruments as he or she may deem necessary or proper in order that the Corporation may exercise such powers and rights. The Chief Executive Officer or any such designated officer may instruct any person or persons appointed as aforesaid as to the manner of exercising such powers and rights.

                                     ARTICLE VII

                                  Books and Records

                   The books and records of the Corporation may be kept at such places within or without the State of Delaware as the Board may from time to time determine.

                                    ARTICLE VIII

                    Shares and Their Transfer; Fixing Record Date

                   SECTION 8.01.  Certificate for Stock.  Every
owner
of stock of the Corporation shall be entitled to have a certificate certifying the number of shares owned by him in the Corporation and designating the class of stock to which such shares belong, which shall otherwise be in such form as the Board shall prescribe. Each such certificate shall be signed by, or in the name of the Corporation by, the Chairman of the Board or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if he or she were such officer at the date of issue.
                   SECTION 8.02. Record. A record shall be kept of the name of the person, firm or corporation owning the stock represented by each certificate for stock of the Corporation issued, the number of shares represented by each such certificate and the date thereof, and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.
                   SECTION 8.03.  Lost, Stolen, Destroyed or
Mutilated Certificates. The holder of any stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of the certificate therefor.
The Corporation may issue a new certificate for stock in the place of any certificate theretofore issued by it and alleged to have been lost, stolen, destroyed or mutilated. The Corporation shall, in the case of any mutilated certificate, require the surrender of the mutilated certificate and the Board or the Chief Executive Officer or the Secretary may, in its or his or her discretion, in the case of any allegedly lost, stolen or destroyed certificate, require the owner of the lost, stolen or destroyed certificate or his or her legal representatives to give the Corporation a bond in such sum, limited or unlimited, in such form and with such surety or sureties as the Board or such officer shall in its or his or her discretion determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.
                   SECTION 8.04. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.

                                     ARTICLE IX

                                   Indemnification

                   SECTION 9.01. Right to Indemnification. The Corporation shall indemnify, to the fullest extent permitted under the laws of the State of Delaware from time to time in effect, any person who was or is a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer, employee or agent of the Corporation or any corporation absorbed in a consolidation or merger with the Corporation, which if its separate existence had continued, would have had power and authority to indemnify such person, or by reason of the fact that such person or such person's testator or intestate is or was serving at the request of the Corporation as director, officer, employee or agent of any corporation or any partnership, joint venture, trust or other enterprise or as a fiduciary of any employee benefit plan, against expenses
(including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding.
                   SECTION 9.02. Advancement of Expenses. Costs, charges, and expenses (including attorneys' fees) incurred by an officer or director of the Corporation in defending any such civil, criminal, administrative, or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding; provided, however, that the payment of such costs, charges, and expenses incurred by a director or officer in such person's capacity as a director or officer (and not in any other capacity in which service was or is rendered while a director or officer) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized under the laws of the State of Delaware from time to time in effect. Such costs, charges, and expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate.
                   SECTION 9.03. Not Exclusive Right; Continuation of Benefit. The right of indemnification provided hereunder shall not be deemed exclusive of any other right to which any person may be entitled under the Certificate of Incorporation or otherwise, or of any other indemnification that may lawfully be granted to any person in addition to the indemnification provided hereunder. Indemnification provided hereunder shall continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation and, in the case of death of a person indemnified, inure to the benefit of such person's heirs, executors or other lawful representatives.
                   SECTION 9.04. Application. The indemnification provided or permitted under this Article IX shall apply in respect of any costs, charges and expenses (including attorneys' fees) whether or not the claim or cause of action in respect thereof occurred or arose before or after the effective date of this Article IX.
                   SECTION 9.05.  Contract Right; Modification.
The
right of indemnification provided hereunder shall be a contract right and any repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                      ARTICLE X

                                        Seal

                   The Board shall provide a corporate seal, which shall be in the form of a circle and shall bear the full name of the Corporation, the words "Corporate Seal Delaware" and in figures the year of its incorporation.

                                     Article XI

                                     Fiscal Year

                   The fiscal year of the Corporation shall be the calendar year.

                                    ARTICLE XII

                                     Amendments

                   These By-laws may be amended or repealed by the Board at any regular or special meeting thereof, subject to the power of the holders of a majority of the outstanding stock of the Corporation entitled to vote in respect thereof, by their vote given at an annual meeting or at any special meeting, to amend or repeal any By-law.

                                               EXHIBIT 4(a)
REGISTERED                                           REGISTERED

   NUMBER                               HERTZ
       $
R                               THE HERTZ CORPORATION
                  6 5/8% Junior Subordinated Note due July 15, 2000

   ORIGINAL ISSUE DATE: July 19, 1993


                        INTEREST PAYMENT DATES: July 15 and January
15
                        MATURITY DATE: July 15, 2000


  THE HERTZ CORPORATION, a Delaware corporation (such corporation and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), for value
received, hereby promises to pay to
                                                    CUSIP 428040 AW
9

,or registered assigns, the principal sum of
                                                      DOLLARS

on the Maturity Date shown above, and to pay interest thereon at the rate per annum shown above. The Company will pay interest semi-annually on the Interest Payment Dates, commencing with January 15, 1994. Interest on this Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Original Issue Date shown above. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the July 1 or the January 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Notes not less than 15 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange upon which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in New York, New York (the Place of Payment), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.



    Unless the certificate of authentication hereon has been executed by the Trustee under such Indenture, this Note shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.



     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed manually or in facsimile, and a facsimile of its corporate seal to be imprinted hereon.

Dated:
          TRUSTEE'S CERTIFICATE OF AUTHENTICATION
  This is one of the Securities of the series designated therein, referred to in the within-mentioned Indenture.



                                       CITIBANK, N.A.,
                                            as Trustee


                                       By  Authorized Signatory





                                       THE HERTZ CORPORATION

                                       By           /s/ F.A. Olson
                                                Chairman of the
Board

                                       Attest:   /s/ P.M.
Tschirhart
                                                Secretary


                               THE HERTZ CORPORATION
                  6 5/8% Junior Subordinated Note due July 15, 2000

     This Note is one of a duly authorized issue of securities of the Company (herein referred to as the "Securities") evidencing its unsecured junior subordinated indebtedness, of the series hereinafter specified, all issued under and pursuant to an indenture, dated as of July 1, 1993 (herein referred to as the "Indenture"), duly executed and delivered by the Company and Citibank, N.A., as trustee (such trustee, and its successors under the Indenture, being herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 6 5/8% Junior Subordinated Notes due July 15, 2000 of the Company (herein referred to as the "Notes"), limited except as provided in the Indenture to the aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000).

     Payment of the principal of, premium, if any, and interest on the Securities is expressly subordinated in right of payment as set forth in the Indenture, to payment when due of all Senior Indebtedness as defined in the Indenture, and this Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

     In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the Holders of a majority in aggregate principal amount of the Notes then Outstanding. Any such waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued upon the transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation of such waiver is made upon this Note or such other Notes.

     Subject to certain conditions, the Company at any time may terminate some or all of its obligations with respect to the Securities of a particular series if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities of such series to redemption or maturity, as the case may be.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities or, in certain cases, of the Outstanding Securities of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of a particular series, on behalf of the Holders of all the Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued upon transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation of such consent or waiver is made upon this Note or such other Notes. The Indenture also permits, with certain exceptions as therein provided, the Company and the Trustee, without the consent of any Holder of Securities, to amend the Indenture or the Securities as provided therein, including: to evidence the succession of another corporation to the Company; to add additional covenants or surrender Company rights; to cure any ambiguity or correct any defect or inconsistency or to make any other provisions with respect to matters or questions arising under the Indenture, provided such other provisions shall not adversely affect the interest of the Holders of the then Outstanding Securities or of the then Outstanding Securities of any particular series in any material respect; to evidence the appointment thereunder of a successor Trustee; to secure the Securities as provided in the Indenture; to provide for uncertificated Securities in addition to or in place of certificated Securities; and to comply with the Trust Indenture Act.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed. Subject to certain conditions, upon the assumption of the Company's obligations under the Indenture and the Securities by a successor to the Company, the Company shall be discharged from all liability under the Indenture and in respect of the Securities.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable by the Holder hereof on the Security Register of the Company, upon due presentment of this Note for registration of transfer at the office of the Security Registrar, or at the office of any Security Co-Registrar duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Company and the Security Registrar or any such Security Co-Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

     The Notes are issuable only as registered Notes without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for new Notes of any authorized denominations of the same aggregate principal amount as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment for registration of transfer, the Company, the Trustee, the Security Registrar, any Security Co-Registrar and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee, the Security Registrar, any Security Co-Registrar nor any such agent shall be affected by notice to the contrary.

     The Holder of this Note shall not have recourse for the payment of principal of or interest on this Note or for any claim based on this Note or the Indenture against any director, officer or stockholder, past, present or future, of the Company. By acceptance of this Note, the Holder waives any such claim against any such Person.

     The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto



     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE




     Please print or typewrite name and address of assignee




     the within Note of THE HERTZ CORPORATION and hereby does irrevocably constitute and appoint


                                                         Attorney
     to transfer said Note on the books of the within-mentioned
Company, with full power of substitution in premises.


Dated



                        NOTICE: The signature to this assignment must
                        correspond with the name as written upon the
                        face of the Note in every particular,
without
                        alteration or enlargement or any change
                        whatever.

                                                 EXHIBIT 4(b)

REGISTERED                                            REGISTERED

   NUMBER                               HERTZ
        $
R                               THE HERTZ CORPORATION
                    7% Junior Subordinated Note due July 15, 2003

   ORIGINAL ISSUE DATE: July 19, 1993


                        INTEREST PAYMENT DATES: July 15 and January
15
                        MATURITY DATE: July 15, 2003


  THE HERTZ CORPORATION, a Delaware corporation (such corporation and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), for value received, hereby promises to pay to

                                                    CUSIP 428040 AX
7

,or registered assigns, the principal sum of
                                                 DOLLARS

on the Maturity Date shown above, and to pay interest thereon at the rate per annum shown above. The Company will pay interest semi-annually on the Interest Payment Dates, commencing with January 15, 1994. Interest on this Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Original Issue Date shown above. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the July 1 or the January 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Notes not less than 15 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange upon which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in New York, New York (the Place of Payment), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

    Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

    Unless the certificate of authentication hereon has been executed by the Trustee under such Indenture, this Note shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed manually or in facsimile, and a facsimile of its corporate seal to be imprinted hereon.

Dated:
          TRUSTEE'S CERTIFICATE OF AUTHENTICATION
  This is one of the Securities of the series designated therein, referred to in the within-mentioned Indenture.



                                       CITIBANK, N.A.,
                                            as Trustee


                                       By  Authorized Signatory





                                       THE HERTZ CORPORATION

                                       By           /s/ F.A. Olson
                                                Chairman of the
Board

                                       Attest:   /s/ P.M.
Tschirhart
                                                Secretary


                               THE HERTZ CORPORATION
                    7% Junior Subordinated Note due July 15, 2003

     This Note is one of a duly authorized issue of securities of the Company (herein referred to as the "Securities") evidencing its unsecured junior subordinated indebtedness, of the series hereinafter specified, all issued under and pursuant to an indenture, dated as of July 1, 1993 (herein referred to as the "Indenture"), duly executed and delivered by the Company and Citibank, N.A., as trustee (such trustee, and its successors under the Indenture, being herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 7% Junior Subordinated Notes due July 15, 2003 of the Company (herein referred to as the "Notes"), limited except as provided in the Indenture to the aggregate principal amount of Two Hundred Fifty Million Dollars ($250,000,000).

     Payment of the principal of, premium, if any, and interest on the Securities is expressly subordinated in right of payment as set forth in the Indenture, to payment when due of all Senior Indebtedness as defined in the Indenture, and this Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

     In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the Holders of a majority in aggregate principal amount of the Notes then Outstanding. Any such waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued upon the transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation of such waiver is made upon this Note or such other Notes.

     Subject to certain conditions, the Company at any time may terminate some or all of its obligations with respect to the Securities of a particular series if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities of such series to redemption or maturity, as the case may be.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities or, in certain cases, of the Outstanding Securities of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of a particular series, on behalf of the Holders of all the Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued upon transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation of such consent or waiver is made upon this Note or such other Notes. The Indenture also permits, with certain exceptions as therein provided, the Company and the Trustee, without the consent of any Holder of Securities, to amend the Indenture or the Securities as provided therein, including: to evidence the succession of another corporation to the Company; to add additional covenants or surrender Company rights; to cure any ambiguity or correct any defect or inconsistency or to make any other provisions with respect to matters or questions arising under the Indenture, provided such other provisions shall not adversely affect the interest of the Holders of the then Outstanding Securities or of the then Outstanding Securities of any particular series in any material respect; to evidence the appointment thereunder of a successor Trustee; to secure the Securities as provided in the Indenture; to provide for uncertificated Securities in addition to or in place of certificated Securities; and to comply with the Trust Indenture Act.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed. Subject to certain conditions, upon the assumption of the Company's obligations under the Indenture and the Securities by a successor to the Company, the Company shall be discharged from all liability under the Indenture and in respect of the Securities.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable by the Holder hereof on the Security Register of the Company, upon due presentment of this Note for registration of transfer at the office of the Security Registrar, or at the office of any Security Co-Registrar duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Company and the Security Registrar or any such Security Co-Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

     The Notes are issuable only as registered Notes without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for new Notes of any authorized denominations of the same aggregate principal amount as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment for registration of transfer, the Company, the Trustee, the Security Registrar, any Security Co-Registrar and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee, the Security Registrar, any Security Co-Registrar nor any such agent shall be affected by notice to the contrary.

     The Holder of this Note shall not have recourse for the payment of principal of or interest on this Note or for any claim based on this Note or the Indenture against any director, officer or stockholder, past, present or future, of the Company. By acceptance of this Note, the Holder waives any such claim against any such Person.

     The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

           FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto



     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE




     Please print or typewrite name and address of assignee




     the within Note of THE HERTZ CORPORATION and hereby does irrevocably constitute and appoint


                                                         Attorney
     to transfer said Note on the books of the within-mentioned
Company, with full power of substitution in premises.


Dated



                        NOTICE: The signature to this assignment must
                        correspond with the name as written upon the
                        face of the Note in every particular,
without
                        alteration or enlargement or any change
                        whatever.